Exhibit 99.2



CORSAIR
WORLDS AHEAD

INVESTOR PRESENTATION

AUGUST 7, 2025

DISCLAIMER

Forward Looking Statements

This presentation contains express and implied forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the Company's financial outlook for the full year 2025; market headwinds and tailwinds, including its expectations regarding the gaming market's continued growth; new product launches, the entry into new product categories and demand for new products; the Company's ability to successfully close and integrate acquisitions and expectations regarding the growth of these acquisitions as well as their estimated impact on the Company's financial results in future periods and the size of markets and segments in the future. Forward-looking statements are based on our management's beliefs, as well as assumptions made by, and information currently available to them. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. Factors which may cause actual results to differ materially from current expectations include, but are not limited to: the Company's limited operating history, which makes it difficult to forecast the Company's future results of operations; current macroeconomic conditions, including the impacts of high inflation and risk of recession, on demand for our products, consumer confidence and financial markets generally; the Company's ability to build and maintain the strength of the Company's brand among gaming and streaming enthusiasts and ability to continuously develop and successfully market new products and improvements to existing products; the introduction and success of new third-party high-performance computer hardware, particularly graphics processing units and central processing units as well as sophisticated new video games; fluctuations in operating results; the loss or inability to attract and retain key management; the impacts from geopolitical events and unrest, including recent changes in trade regulations and tariffs; delays or disruptions at the Company or third-parties' manufacturing and distribution facilities; and the other factors described under the heading "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2024 to be filed with the Securities and Exchange Commission ("SEC") and our subsequent filings with the SEC. All forward-looking statements reflect our beliefs and assumptions only as of the date of this press release. We undertake no obligation to update forward-looking statements to reflect future events or circumstances. Our results for the quarter ended June 30, 2025 are also not necessarily indicative of our operating results for any future periods.

Non-GAAP Financial Measures

Included in this presentation are certain non-GAAP financial measures, including Adjusted Operating Income (Loss), Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income (Loss) and Adjusted Net Earnings (Loss) Per Share, which are not recognized under the generally accepted accounting principles ("GAAP") in the United States and designed to complement the financial information presented in accordance with GAAP in the United States because management believes such measures are useful to investors. The non-GAAP measures have limitations as analytical tools and you should not consider them in isolation of, or as an alternative to, measures prepared in accordance with U.S. GAAP. The non-GAAP measures used by the Company may differ from the non-GAAP measures used by other companies. The Company urges you to review the reconciliation of its non-GAAP financial measures to the most directly comparable U.S. GAAP financial measures set forth in the Appendix to this presentation, and not to rely on any single financial measure to evaluate the Company's business.

Market & Industry Data

This presentation also contains estimates and other statistical data made by independent parties and by the Company relating to the Company's industry, the Company's business and the market for the Company's products and its future growth. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of the Company's future performance and the future performance of the market for its products are necessarily subject to a high degree of uncertainty and risk.

CORSAIR AT A GLANCE

Our Unique Portfolio: Empowering DIYers, gamers, creators, and SIM enthusiasts with world-class gear and technology.


RM1000e








FANATEC

DIY COMPONENTS

- High Performance DRAM
- Innovative Power Supplies
- Powerful Cooling
- Full range of PC Cases and Storage

GAMING PERIPHERALS

- Elite suite of Gaming Mice, Keyboards & Patented Controllers
- Custom Lab solution for CMF and DIY keyboards
- High-fidelity Gaming Headsets w/ Dolby Atmos

STREAMING & CREATOR GEAR

- Innovative Streamdeck visual studio control devices to optimize makers' workflow
- Capture Cards for both desktop and mobile
- Cameras & Microphones designed for streaming

COMPLETE SYSTEMS

- Pre-built Gaming PCs and Workstations for gamers, content creators, and professionals seeking high-performance setups or machine learning solutions

SIMULATOR RACING

- Premium Racing Hardware & Software through FANATEC
- Partnerships with Grand Turismo, BMW & Porsche

Global Reach: Products sold in 75+ countries **Headquarters:** Milpitas, CA **Founded:** 1994 **NASDAQ:** CRSR

PORTFOLIO OF LEADING BRANDS

CORSAIR

PC Components & Gaming Peripherals



Flagship brand for gaming and DIY hardware

DROP

Extensive Customization



Community-inspired keyboards and audio products

elgato

Audio-Visual Technology



Leading creator tools for streaming, recording, and productivity

FANATEC

Racing Simulator



Industry leader in sim racing and accessories

ORIGIN

PC Builds



High-end custom gaming and workstation systems

SCUF

Game Controllers



Competitive performance controllers

Together, these brands form a powerful ecosystem for gamers, creators, and enthusiasts around the world.

Q2 2025 HIGHLIGHTS

› Delivered a strong quarter with double-digit growth in both revenue and gross profit, led by our Gaming Components & Systems segment.

› Demand was fueled by the launch of next-generation GPUs from NVIDIA and AMD, which drove a wave of PC upgrades and new builds.

› Q2 strong performance across segments highlights CORSAIR's unique positioning and ability to navigate through a dynamic tariff environment.

REVENUE	GROSS PROFIT	ADJUSTED EBITDA	ADJUSTED OPERATING INCOME	ADJUSTED EPS (DILUTED)
+23% YoY	**+36% YoY**	**$8.1M**	**$6.6M**	**$0.01**
$320M	$85.9M	Vs ($1.2M) YoY (Non-GAAP)[1]	Vs ($3.8M) YoY (Non-GAAP)[1]	Vs ($0.07) YoY (Non-GAAP)[1]

(1) See appendix for reconciliation of non-GAAP metrics to most comparable GAAP metrics.


CORSAIR
WORLDS AHEAD
CORSAIR

GENERAL UPDATE

GAMING COMPONENTS & SYSTEMS

The Gaming Components & Systems segment achieved 30% year-over-year revenue growth, largely driven by the launch of NVIDIA's 5000 series and AMD's 9000 series next-generation GPUs.

CORSAIR had one of its most exciting Computex appearances to date, earning multiple awards across several product categories. The upcoming AIR 5400 PC case won several “Best of Computex 2025” awards.

CORSAIR AIR 5400

- Best of Computex 2025 and Editor's Choice — TechPowerUp
- Best of Computex 2025 — Tweaktown
- Best of Computex 2025 — TechTesters
- Best of Computex 2025 — eTeknix


EUROPEAN HARDWARE AWARDS 2025
BEST GAMING HEADSET
wccftech
"INNOVATIVE" COMPUTEX 2025
TECHPOWERUP
BEST OF COMPUTEX 2025
EDITOR'S CHOICE
DESIGN AWARD 2025
reddot winner 2025
best of the best

GAMER & CREATOR PERIPHERALS

The Gamer & Creator Peripherals segment delivered 9% year-over-year revenue growth, supported by successful new product launches and ongoing investment in channel expansion.

According to third-party analysts, CORSAIR gained market share in both keyboard and headset categories, which we believe is evidence of positive customer response to the latest product releases.

CORSAIR VIRTUOSO MAX

› 2025 Best Gaming Headset — European Hardware Association

CORSAIR SCIMITAR ELITE WL SE

› Computex 2025 Innovative Award — Wccftech

ELGATO VIRTUAL STREAM DECK

› Computex 2025 Award — The Shortcut

CORSAIR MAKR 75

› Best of the Best 2025 — Red Dot Design Award


STREAM DECK


wccftech
"INNOVATIVE"
COMPUTEX 2025


EUROPEAN HARDWARE AWARDS 2025
BEST GAMING HEADSET
CORSAIR VIRTUOSO MAX


reddot winner 2025
best of the best
iF
DESIGN AWARD 2025

CORSAIR MAKR 75 KEYBOARD

The MAKR 75 keyboard eliminates the tradeoff between custom DIY builds and high-performance gaming keyboards, combining both in a premium, user-friendly design.

Paired with the CORSAIR Web App, users can personalize lighting, remap keys, and record macros entirely online. Building on the Firmware Update Utility, this approach reflects CORSAIR's commitment to streamlined personalization.

MAKR 75 has earned both a 2025 Red Dot Best of the Best Award and an iF Design Award.

reddot winner 2025
best of the best

iF DESIGN AWARD 2025


CORSAIR




CUE

ELGATO VIRTUAL STREAM DECK

Announced at Computex 2025, Elgato Virtual Stream Deck (VSD) is a transformative, software-only version of the beloved Stream Deck, enabling fully customizable control on any screen.

Initially available to owners of Stream Deck hardware and select CORSAIR peripherals, such as the Scimitar Elite WE SE Mouse and Xeneon Edge Companion Display, VSD extends Elgato's interface to desktops, touchscreens, mice, keyboards, and more.

This launch marks a key milestone in unifying the Elgato-CORSAIR ecosystem, delivering intelligent, seamless control across devices and enhancing creative workflows.







ELGATO 4K S CAPTURE CARD

This new Elgato capture card can deliver 4K at 60 fps with HDR10 support for high-fidelity capture.

The launch of the Nintendo Switch 2 has accelerated gaming-related, high quality content creation, making the Elgato 4K S capture card the perfect choice for streamers.

With dominant market share and a robust marketplace platform, Elgato continues to be a favorite for the creator community.


CORSAIR




Best for
2
NINTENDO
SWITCH

CORSAIR AI WORKSTATION 300

The CORSAIR AI WORKSTATION 300 delivers workstation-class AI performance in a compact 4-liter form factor, built for today's demanding AI development workflows.

Powered by AMD's latest architecture, it supports large local models and advanced tools like LM Studio and Stable Diffusion, with up to 128 GB of unified memory enabling workloads beyond the limits of traditional desktop GPUs.

Designed for quiet efficiency and high performance, the CORSAIR AI WORKSTATION 300 empowers developers to run fast, private, and scalable local inference without relying on cloud resources.





PARTNERSHIPS

In Q2, CORSAIR continued to deepen its strategic partnerships with leading game studios. We extended our collaboration with Bethesda by launching a new line of DOOM™:The Dark Ages products across the CORSAIR ecosystem and expanded our Starfield collection.

Additionally, we strengthened our long-standing partnership with Activision through the launch of the Call of Duty®: Warzone™ collection, celebrating the return of the iconic Verdansk map.

These collaborations reflect our focus on bringing beloved game designs into the hardware and setups that power our customers' deskscapes.


MISSION BOARD




CALL of DUTY
WARZONE

ONGOING DEBT REDUCTION

In Q2 2025, we continued to make significant progress in reducing our debt, lowering the term loan by $24 million to a remaining balance of $125 million. On June 30, 2025, we successfully refinanced our debt with Bank of America, entering into a new five-year term under an Amended and Restated Credit Agreement. This agreement provides for a $125 million term loan and a $100 million revolving credit line. The term loan is fully prepayable at our discretion, offering flexibility in our capital structure.

The new credit agreement includes two key financial covenants: a Consolidated Total Net Leverage Ratio not to exceed 3, and a Consolidated Interest Coverage Ratio not to fall below 3. Interest on the debt remains variable and includes a factor linked to our Consolidated Interest Coverage Ratio.

Since our IPO, CORSAIR has reduced its total debt from approximately $550 million to $125 million, reflecting a substantial $425 million reduction and demonstrating our ongoing commitment to strengthening the balance sheet.


16:09

FINANCIAL RESULTS

Q2 2025 & YTD RESULTS[1]

Significant growth with increased margin %, resulting in $9.4M YoY increase in adjusted EBITDA.

YTD achieved 83.4% increase in Adjusted EBITDA.

($ in millions except EPS and percentages)	Q2'25	Q2'24	Y/Y	YTD'25	YTD'24	Ytd/Ytd
Net Revenue	$320.1	$261.3	22.5%	$689.9	$598.6	15.3%
Gross Profit	$85.9	$63.1	36.1%	$188.2	$149.7	25.7%
Gross Profit Margin	26.8%	24.1%	270 bps	27.3%	25.0%	230 bps
Operating Loss	($16.9)	($24.7)	31.5%	($19.2)	($34.9)	45.1%
Adjusted Operating Income (Loss)	$6.6	($3.8)	273.9%	$27.3	$11.6	135.6%
Net Loss Attributable to Common Stockholders	($17.0)	($29.6)	42.5%	($27.1)	($42.1)	35.7%
Loss per Share (Diluted)	$(0.16)	$(0.28)	42.9%	$(0.26)	$(0.41)	36.6%
Adjusted Net Income (Loss)	$1.3	($6.8)	119.0%	$13.6	$2.7	406.4%
Adjusted Earnings per Share (Diluted)	$0.01	$(0.07)	114.3%	$0.13	$0.03	333.3%
Adjusted EBITDA	$8.1	($1.2)	754.2%	$30.8	$16.8	83.4%

(1) See appendix for reconciliation of non-GAAP metrics to most comparable GAAP metrics.

Q2 2025 & YTD SEGMENT RESULTS

GAMING COMPONENTS AND SYSTEMS

($ in millions except percentages)	Q2'25	Q2'24	Y/Y	YTD'25	YTD'24	Ytd/Ytd
Net Revenue	$217.5	$167.1	30.2%	$475.2	$397.4	19.6%
% of Total Net Revenue	67.9%	63.9%	400 bps	68.9%	66.4%	250 bps
Gross Profit	$44.8	$27.4	63.5%	$100.7	$70.4	43.1%
Gross Profit Margin	20.6%	16.4%	420 bps	21.2%	17.7%	350 bps

GAMER AND CREATOR PERIPHERALS

($ in millions except percentages)	Q2'25	Q2'24	Y/Y	YTD'25	YTD'24	Ytd/Ytd
Net Revenue	$102.6	$94.2	8.9%	$214.6	$201.2	6.7%
% of Total Net Revenue	32.1%	36.1%	-400 bps	31.1%	33.6%	-250 bps
Gross Profit	$41.1	$35.7	15.1%	$87.5	$79.3	10.3%
Gross Profit Margin	40.0%	37.9%	210 bps	40.8%	39.4%	140 bps

REVENUE



REVENUE BY SEGMENT
$381M
$134M
$247M
$284M
$89M
$195M
$312M
$97M
$215M
$399M
$118M
$281M
$354M
$89M
$265M
$325M
$79M
$247M
$363M
$90M
$273M
$417M
$137M
$280M
$337M
$107M
$230M
$261M
$94M
$167M
$304M
$102M
$202M
$414M
$170M
$244M
$370M
$112M
$258M
$320M
$103M
$217M
Q1 22
Q2 22
Q3 22
Q4 22
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24
Q2 24
Q3 24
Q4 24
Q1 25
Q2 25
Gaming Components and Systems
Gamer and Creator Peripherals

GAAP SEGMENT GROSS MARGIN %



32.1%
28.0%
32.8%
33.7%
30.0%
32.4%
33.1%
37.2%
40.8%
37.9%
38.3%
37.7%*
*41.5%
40.0%
23.8%
19.7%
23.0%
24.5%
24.1%
25.5%
24.6%
24.6%
25.7%
24.1%
22.9%
26.2%
27.7%
26.8%
19.3%
15.9%
18.5%
20.7%
22.2%
23.2%
21.8%
18.5%
18.7%
16.4%
15.1%
18.1%
21.7%
20.6%
Q1 22
Q2 22**
Q3 22
Q4 22
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24
Q2 24
Q3 24
Q4 24
Q1 25
Q2 25
Gamer & Creator Peripherals
Gaming Components & Systems
Total Corsair

*Q4'24 and Q1'25 results include impacts of a $4.2M and a $0.5M inventory FMV adjustments from the purchase of the FANATEC business, respectively.
Without those adjustments, gross profit would have been $68.1M and $46.9M in Q4'24 and Q1'25, respectively. Gross margin would have been 40.2% and 41.9% in Q4'24 and Q1'25, respectively.
** Q2'22 adjusted by $19.5 million or 690bps for the inventory reserve in excess of normal run rate to address overhang in the channel ($5.1 million or 260bps in the Gaming Components and Systems segment; $14.4 million or 1,610bps in the Gamer and Creator Peripherals segment).

ADJUSTED EBITDA[1]


$15M
-$11M
$10M
$32M
$21M
$18M
$23M
$34M
$18M
-$1M
$5M
$33M
$23M
$8M
Q1 22
Q2 22
Q3 22
Q4 22
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24
Q2 24
Q3 24
Q4 24
Q1 25
Q2 25

(1) See appendix for reconciliation of non-GAAP metrics to most comparable GAAP metrics.

FINANCIAL GUIDANCE

Financial Metrics	2025 Guidance
Net Revenue	$1.4-$1.6 billion

CASH AND DEBT SUMMARY

($ in millions)	June 30, 2025
Cash (Excluding restricted cash)	$104.6
Term Loan (face value)	$125.0
Total Debt	$125.0
Net Debt	$20.4


CORSAIR
42
25.0
24
42.0
46.0
1500
1750
Temp #1
56.5 °C
Load
86 %
Power In
149 W
Fan #1
1635 RPM
Memory Load
45 %
Frame Buffer
70 %
Battery: High
95 %

APPENDIX



USE OF NON-GAAP FINANCIAL MEASURES

To supplement the financial results presented in accordance with GAAP, this presentation includes certain non-GAAP financial information, including Adjusted Operating Income (Loss), Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income (Loss) and Adjusted Net Earnings (Loss) Per Share. These are important financial performance measures for us but are not financial measures as defined by GAAP. The presentation of this non-GAAP financial information is not intended to be considered in isolation of or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

We use these non-GAAP financial measures to evaluate our operating performance and trends and make planning decisions. We believe that these non-GAAP financial measures help identify underlying trends in our business that could otherwise be masked by the effect of the expenses and other items that we exclude in such non-GAAP financial measures. Accordingly, we believe that these non-GAAP financial provide useful information to investors and others in understanding and evaluating our operating results, enhancing the overall understanding of our past performance and future prospects, and allowing for greater transparency with respect to the key financial metrics used by our management in our financial and operational decision-making. We also present these non-GAAP financial measures because we believe investors, analysts and rating agencies consider them useful in measuring our ability to meet our debt service obligations.

Our use of these terms may vary from that of others in our industry. These non-GAAP financial measures should not be considered as an alternative to revenues, operating income, net income, cash provided by operating activities or any other measures derived in accordance with GAAP as measures of operating performance or liquidity. Reconciliations of these measures to the most directly comparable GAAP financial measures are presented in the appendix.

We encourage investors and others to review our financial information in its entirety, not to rely on any single financial measure and to view these non-GAAP financial measures in conjunction with the related GAAP financial measures.

GAAP TO NON-GAAP RECONCILIATIONS

Non-GAAP Operating Income (Loss) Reconciliations
(Unaudited, in thousands, except percentages)

	Three Months Ended June 30,		Six Months Ended June 30,	
	2025	2024	2025	2024
Operating Loss - GAAP	$ (16,923)	$ (24,714)	$ (19,186)	$ (34,933)
Amortization	9,853	9,501	19,635	19,016
Stock-based compensation	9,335	8,010	18,657	15,701
One-time costs related to legal and other matters	1,993	1,056	1,993	7,470
Acquisition and related integration costs	1,515	1,677	3,700	2,379
Restructuring and other charges	772	440	1,867	1,566
Acquisition accounting impact related to recognizing acquired inventory at fair value	98	209	613	378
Adjusted Operating Income (Loss) - Non-GAAP	$ 6,643	$ (3,821)	$ 27,279	$ 11,577
As a % of net revenue - GAAP	*-5.3%*	*-9.5%*	*-2.8%*	*-5.8%*
As a % of net revenue - Non-GAAP	*2.1%*	*-1.5%*	*4.0%*	*1.9%*

GAAP TO NON-GAAP RECONCILIATIONS

Non-GAAP Net Income (Loss) and Net Income (Loss) Per Share Reconciliations

(Unaudited, in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,	
	2025	2024	2025	2024
Net loss attributable to common stockholders of Corsair Gaming, Inc. [(1)]	$ (17,001)	$ (29,579)	$ (27,068)	$ (42,119)
Less: Change in redemption value of redeemable noncontrolling interest	3,861	(5,385)	4,253	(6,360)
Net loss attributable to Corsair Gaming, Inc.	(20,862)	(24,194)	(31,321)	(35,759)
Add: Net income attributable to noncontrolling interest	556	687	698	1,223
Net Loss - GAAP	(20,306)	(23,507)	(30,623)	(34,536)
Adjustments:				
Amortization	9,853	9,501	19,635	19,016
Stock-based compensation	9,335	8,010	18,657	15,701
One-time costs related to legal and other matters	1,993	1,056	1,993	7,470
Acquisition and related integration costs	1,515	1,677	3,700	2,379
Restructuring and other charges	772	440	1,867	1,566
Acquisition accounting impact related to recognizing acquired inventory at fair value	98	209	613	378
Reversal of bargain purchase gain on business acquisition	—	—	2,581	—
Non-GAAP income tax adjustment	(1,966)	(4,214)	(4,810)	(9,286)
Adjusted Net Income (Loss) - Non-GAAP	$ 1,294	$ (6,828)	$ 13,613	$ 2,688
Diluted net income (loss) per share:				
GAAP	$ (0.16)	$ (0.28)	$ (0.26)	$ (0.41)
Adjusted, Non-GAAP	$ 0.01	$ (0.07)	$ 0.13	$ 0.03
Weighted-average common shares outstanding - Diluted:				
GAAP	105,864	103,956	105,554	103,760
Adjusted, Non-GAAP	107,304	103,956	107,337	106,537

(1) Numerator for calculating net income (loss) per share-GAAP

GAAP TO NON-GAAP RECONCILIATIONS

Adjusted EBITDA Reconciliations
(Unaudited, in thousands, except percentages)

	Three Months Ended June 30,		Six Months Ended June 30,	
	2025	2024	2025	2024
Net Loss – GAAP	$ (20,306)	$ (23,507)	$ (30,623)	$ (34,536)
Amortization	9,853	9,501	19,635	19,016
Stock-based compensation	9,335	8,010	18,657	15,701
One-time costs related to legal and other matters	1,993	1,056	1,993	7,470
Depreciation	3,351	3,093	6,724	6,180
Interest expense, net of interest income	1,896	2,278	3,942	4,404
Acquisition and related integration costs	1,515	1,677	3,700	2,379
Restructuring and other charges	772	440	1,867	1,566
Acquisition accounting impact related to recognizing acquired inventory at fair value	98	209	613	378
Reversal of bargain purchase gain on business acquisition	—	—	2,581	—
Income tax (benefit) expense	(369)	(4,001)	1,692	(5,778)
Adjusted EBITDA - Non-GAAP	$ 8,138	$ (1,244)	$ 30,781	$ 16,780
Adjusted EBITDA margin - Non-GAAP	*2.5%*	*-0.5%*	*4.5%*	*2.8%*

CORSAIR